PRUDENTIAL CALIFORNIA MUNICIPAL FUND

(CALIFORNIA INCOME SERIES)

--------------------------------------------------------------------------------

PROSPECTUS DATED OCTOBER 30, 1997
(REVISED AS OF JUNE 1, 1998)

----------------------------------------------------------------

Prudential California Municipal Fund (the Fund) (California Income Series) (the Series) is one of three series of an open-end, management investment company, or mutual fund. This Series is diversified and seeks to provide the maximum amount of income that is exempt from California State and federal income taxes consistent with the preservation of capital. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund and the California Income Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information dated October 30, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL CALIFORNIA MUNICIPAL FUND?

    Prudential California Municipal Fund is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the California Income Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from California State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in California State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from California State and federal income taxes (California Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in California Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of California Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special
   Considerations" at page 14. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in High Yield Municipal Obligations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 13. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1997, PIFM served as manager or administrator to 63 investment companies, including 41 mutual funds, with aggregate assets of approximately $59.9 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment advisor) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 15.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 16.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 18 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers four classes of shares:

     - Class A Shares: Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

     - Class Z Shares: Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 24.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 27.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 19.

                                 FUND EXPENSES
                           (CALIFORNIA INCOME SERIES)

                                    CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                    --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...............       3%                     None                          None                   None
    Maximum Deferred Sales Load (as
     a percentage of original
     purchase price or redemption
     proceeds, whichever is
     lower)........................      None         5% during the first year,       1% on redemptions made          None
                                                     decreasing by 1% annually to   within one year of purchase
                                                      1% in the fifth and sixth
                                                    years and 0% the seventh year*
    Maximum Sales Load Imposed on
     Reinvested Dividends..........      None                    None                          None                   None
    Redemption Fees................      None                    None                          None                   None
    Exchange Fee...................      None                    None                          None                   None

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   --------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees (Before Waiver).....        .50%              .50%            .50%             .50%
    12b-1 Fees (After Reduction)........        .10%++            .50%            .75%++               None
    Other Expenses......................        .18%              .18%            .18%             .18%
                                             ------             -----          ------           ------
    Total Fund Operating Expenses
     (Before Waiver and After
     Reduction).........................        .78%             1.18%           1.43%             .68%
                                             ------             -----          ------           ------
                                             ------             -----          ------           ------

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A.............................   $38       $54       $72       $124
    Class B.............................   $62       $67       $75       $127
    Class C.............................   $25       $45       $78       $171
    Class Z.............................   $ 7       $22       $38       $ 85
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A.............................   $38       $54       $72       $124
    Class B.............................   $12       $37       $65       $127
    Class C.............................   $15       $45       $78       $171
    Class Z.............................   $ 7       $22       $38       $ 85

   The above examples are based on restated data for the Series' fiscal year ended August 31, 1997. THE EXAMPLES SHOULD NOT BE CONSIDERED A
   REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

** Based on expenses incurred during the fiscal year ended August 31, 1997, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees would be .45% of Class A, Class B, Class C and Class Z shares and Total Fund Operating Expenses would be .73% of the average net assets of the Series' Class A shares, 1.13% of the average net assets of the Series' Class B shares, 1.38% of the average net assets of the Series' Class C shares, and .63% of net assets of the Series' Class Z shares. See "How the Fund is Managed--Manager--Fee Waiver."

+ Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1998. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .98% and 1.68%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)

  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the four years ended August 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                               CLASS A
                                         -----------------------------------------------------------------------------------
                                                                                                                 DECEMBER 3,
                                                                                                                  1990 (a)
                                                                 YEAR ENDED AUGUST 31,                             THROUGH
                                         ---------------------------------------------------------------------   AUGUST 31,
                                           1997        1996        1995        1994        1993        1992         1991
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $   10.33   $   10.28   $   10.19   $   10.68   $   10.08   $    9.76    $   9.55
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..............        .60         .63         .65         .65         .67         .69         .51
Net realized and unrealized gain (loss)
  on investment transactions...........        .38         .05         .09        (.39)        .65         .35         .21
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------
Total from investment operations.......        .98         .68         .74         .26        1.32        1.04         .72
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (.60)       (.63)       (.65)       (.65)       (.67)       (.69)       (.51)
Distributions in excess of net
investment income......................         --(e)
Distributions from net realized
  gains................................         --          --          --        (.10)       (.05)       (.03)         --
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------
Total distributions....................       (.60)       (.63)       (.65)       (.75)       (.72)       (.72)       (.51)
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------
Net asset value, end of period.........  $   10.71   $   10.33   $   10.28   $   10.19   $   10.68   $   10.08    $   9.76
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------
                                         ---------   ---------   ---------   ---------   ---------   ---------   -----------
TOTAL RETURN (d):......................       9.72%       6.67%       7.67%       2.55%      13.67%      11.08%       7.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $ 156,684   $ 153,236   $ 163,538   $ 183,742   $ 200,899   $ 141,101    $ 72,241
Average net assets (000)...............  $ 153,019   $ 161,420   $ 165,500   $ 195,610   $ 165,895   $ 102,227    $ 47,540
Ratios to average net assets: (c)
  Expenses, including distribution
   fee.................................        .73%        .50%        .40%        .35%        .20%        .10%          0%(b)
  Expenses, excluding distribution
   fee.................................        .63%        .40%        .30%        .25%        .10%        .04%          0%(b)
  Net investment income................       5.66%       6.01%       6.49%       6.25%       6.52%       6.91%       7.04%(b)
Portfolio turnover rate................         16%         22%         39%         46%         34%         69%         35%

---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c)  Net of expense subsidy and/or management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)

  The following financial highlights, for the fiscal year ended August 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the two years ended August 31, 1996, and the period from December 7, 1993 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                           CLASS B
                                         --------------------------------------------
                                                                          DECEMBER 7,
                                                                           1993 (a)
                                             YEAR ENDED AUGUST 31,          THROUGH
                                         ------------------------------   AUGUST 31,
                                           1997       1996       1995        1994
                                         --------   --------   --------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $  10.33   $  10.28   $  10.19     $ 10.61
                                         --------   --------   --------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..............       .55        .59        .61         .44
Net realized and unrealized gain on
  investment transactions..............       .38        .05        .09        (.42)
                                         --------   --------   --------   -----------
Total from investment operations.......       .93        .64        .70         .02
                                         --------   --------   --------   -----------
LESS DISTRIBUTIONS
Dividends from net investment income...      (.55)      (.59)      (.61)       (.44)
Distributions in excess of net
  investment income....................        --(e)       --        --          --
                                         --------   --------   --------   -----------
Total distributions....................      (.55)      (.59)      (.61)       (.44)
                                         --------   --------   --------   -----------
Net asset value, end of period.........  $  10.71   $  10.33   $  10.28     $ 10.19
                                         --------   --------   --------   -----------
                                         --------   --------   --------   -----------
TOTAL RETURN (d):......................      9.28%      6.25%      7.24%       (.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $ 47,436   $ 35,983   $ 28,609     $18,931
Average net assets (000)...............  $ 40,983   $ 32,555   $ 23,722     $ 6,814
Ratios to average net assets: (c)
  Expenses, including distribution
   fee.................................      1.13%       .90%       .80%       1.11%(b)
  Expenses, excluding distribution
   fee.................................       .63%       .40%       .30%        .43%(b)
  Net investment income................      5.26%      5.61%      6.09%       8.15%(b)
Portfolio turnover rate................        16%        22%        39%         46%

-------------

  (a)  Commencement of offering of Class B shares.

  (b)  Annualized.

  (c)  Net of expense subsidy and/or management fee waiver.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)

  The following financial highlights, for the fiscal year ended August 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte and Touche LLP, independent auditors, for the two years ended August 31, 1996 and for the period from August 1, 1994 through August 31, 1994. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements were unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                           CLASS C
                                         --------------------------------------------
                                                                           AUGUST 1,
                                                                           1994 (a)
                                             YEAR ENDED AUGUST 31,          THROUGH
                                         ------------------------------   AUGUST 31,
                                           1997       1996       1995        1994
                                         --------   --------   --------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...  $  10.33   $  10.28   $  10.19     $ 10.18
                                         --------   --------   --------   -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..............       .53        .56        .58         .05
Net realized and unrealized gain (loss)
  on investment transactions...........       .38        .05        .09         .01
                                         --------   --------   --------   -----------
Total from investment operations.......       .91        .61        .67         .06
                                         --------   --------   --------   -----------
LESS DISTRIBUTIONS
Dividends from net investment income...      (.53)      (.56)      (.58)       (.05)
Distributions in excess of net
  investment income....................        --(e)       --        --          --
                                         --------   --------   --------   -----------
Total distributions....................      (.53)      (.56)      (.58)       (.05)
                                         --------   --------   --------   -----------
Net asset value, end of period.........  $  10.71   $  10.33   $  10.28     $ 10.19
                                         --------   --------   --------   -----------
                                         --------   --------   --------   -----------
TOTAL RETURN (d):......................      9.01%      5.99%      6.98%        .47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........  $  3,611   $  3,269   $  2,762     $ 1,054
Average net assets (000)...............  $  3,135   $  3,300   $  1,751     $   353
Ratios to average net assets: (c)
  Expenses, including distribution
   fee.................................      1.38%      1.15%      1.05%       1.12%(b)
  Expenses, excluding distribution
   fee.................................       .63%       .40%       .30%        .37%(b)
  Net investment income................      5.01%      5.36%      5.84%       6.25%(b)
Portfolio turnover rate................        16%        22%        39%         46%

-------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c)  Net of expense subsidy and/or management fee waiver.

  (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (e)  Less than $.005 per share.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS Z SHARES)

  The following financial highlights for the Class Z shares for the period from September 18, 1996 through August 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                        CLASS Z
                                                    ----------------
                                                     SEPTEMBER 18,
                                                        1996(a)
                                                        THROUGH
                                                       AUGUST 31,
                                                          1997
                                                    ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............       $10.38
                                                         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (d).........................          .57
Net realized and unrealized gain (loss) on
investment transactions...........................          .33
                                                         ------
Total from investment operations..................          .90
                                                         ------
LESS DISTRIBUTIONS
Dividends from net investment income..............         (.57)
Distributions in excess of net investment
  income..........................................           --(e)
                                                         ------
Total distributions...............................         (.57)
                                                         ------
Net asset value, end of period....................       $10.71
                                                         ------
                                                         ------
TOTAL RETURN (b):.................................         8.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................       $1,963
Average net assets (000)..........................       $  970
Ratios to average net assets (c)(d):
  Expenses........................................          .63%
  Net investment income...........................         5.76%
Portfolio turnover rate...........................           16%

------------

  (a)  Commencement of offering of Class Z shares.

  (b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (c)  Annualized.

  (d)  Net of management fee waiver.

  (e)  Less than $.005 per share.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL CALIFORNIA MUNICIPAL FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF THREE SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE CALIFORNIA INCOME SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN CALIFORNIA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES (CALIFORNIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE. As with an investment in any mutual fund, an investment in the Series can decrease and you can lose money. Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." California law provides that dividends paid by the Series are exempt from California State personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on California Obligations. California Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term California Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Currently, interest rates are much lower than in recent years. As a general matter, bond prices and the Series' net asset value vary inversely with interest rate fluctuations. If rates were to rise sharply, the prices of bonds in the Series' portfolio may be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY Aaa, Aa, A, Baa FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.

  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS RATED BELOW Baa BY MOODY'S OR BELOW BBB BY S&P, OR A COMPARABLE RATING OF ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's and BBB by S&P are described as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower-rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

  During the year ended August 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total assets, were as follows:

                                          PERCENTAGE OF
                    RATINGS             TOTAL INVESTMENTS
                    ---------------     -----------------
                    AAA/Aaa                   31.62%
                    AA/Aa                      3.17%
                    A/A                       11.12%
                    BBB/Baa                    9.95%

                    Unrated
                    AAA/Aaa                    7.02%
                    AA/Aa                      0.00%
                    A/A                        1.05%
                    BBB/Baa                    9.60%
                    BB/Ba                     17.12%
                    B/B                        7.35%
                    CCC/Caa                    1.59%
                    D                          0.41%

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN CALIFORNIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from California State and federal income taxes or the Series will have at least 80% of its total assets invested in California Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than California Obligations or may invest its assets so that more than 20% of the income is subject to California State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CALIFORNIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the California Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series.

  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time.

  The amount of high yield securities outstanding has proliferated recently in conjunction with the decline in creditworthiness of many obligors on municipal debt, particularly health care providers and certain governmental bodies. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' net asset value. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES). THE SERIES, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN CALIFORNIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN CALIFORNIA OBLIGATIONS TO THIS DEGREE. The recent national recession severely affected several key sectors of California's economy although the State's economy outperformed expectations in 1995 and strong growth continued into 1996. A central feature of the 1997-98 State budget is welfare reform and government streamlining. The budget anticipates General Fund revenues of $52.5 billion, expenditures of $52.8 billion, and a fiscal year end budget reserve of $112 million. California law could restrict the ability of the State and its local governmental entities to raise revenues sufficient to pay certain obligations. If the issuers of any of the California Obligations are unable to meet their financial obligations because of budgetary pressures or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission.

  BORROWING

  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES

  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended August 31, 1997, total expenses of the Series as a percentage of average daily net assets, net of management fee waivers, were
 .73%, 1.13% and 1.38% for the Series' Class A, Class B and Class C shares, respectively. For the period from September 18, 1996 (commencement of the offering of Class Z shares) through August 31, 1997, total expenses of the Series as a percentage of average daily net assets, net of fee waivers were .63% (annualized) for the Series' Class Z shares. See "Financial Highlights" above and "Fee Waivers" below.

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended August 31, 1997, the Series paid PIFM a management fee of
 .45 of 1% of the Series' average net assets, after taking into account a management fee waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1997, PIFM served as the manager to 41 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $59.9 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISOR), PI FURNISHES INVESTMENT ADVISORY SERVICES

IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

  The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.

  PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

DISTRIBUTOR

  PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. It is a wholly-owned subsidiary of Prudential. Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292, previously served as the exclusive distributor of Fund shares and will serve as a co-distributor of the Fund for shares sold through its financial advisors until approximately July 1, 1998. Thereafter, Prudential Investment Management Services LLC will serve as the exclusive distributor of Fund shares. Prudential Securities Incorporated is an indirect, wholly-owned subsidiary of Prudential.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. THE DISTRIBUTOR ALSO INCURS THE EXPENSE OF DISTRIBUTING THE SERIES' CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT WITH THE FUND, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to
 .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1998. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended August 31, 1997, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS

  Effective July 1, 1996, PIFM agreed to waive 10% of its management fee. The Series is not required to reimburse PIFM for such management fee waiver. Thereafter, PIFM may from time to time agree to waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

PORTFOLIO TRANSACTIONS

  Affiliates of the Distributor may act as brokers or futures commission merchants for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE YIELD, TAX EQUIVALENT YIELD AND AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. YIELD, TAX EQUIVALENT YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers the income generated by an investment in the Series over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The tax equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Series. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the

Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

  TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.

  Under California law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on January 1, 1997. Dividends paid by the Series and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or California purposes.

  WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Dividends of net taxable investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

  DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward at August 31, 1997 of approximately $2,880,100, of which $1,904,400 expires in 2003 and $975,700 expires in 2004.
Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed-- Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred bases (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "Alternative Purchase Plan" below. Payment may be made by cash, wire, check or through your brokerage account. See also "How the Fund Values its Shares."

  In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive share certificates.

  Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential California Municipal Fund (California Income Series), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M.), New York time, on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund (California Income Series), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12b-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 3%    .30 of 1% (currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .10 of 1%)               reduced for certain purchases

CLASS B      Maximum contingent deferred sales     .50 of 1%                             Shares convert to Class A shares
             charge or CDSC of 5% of the lesser                                          approximately seven years after
             of the amount invested or the
             redemption purchase proceeds;
             declines to zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of   1% (currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of .75 of 1%)                    class
             redemption proceeds on redemptions
             made within one year of purchase

CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $99,999                 3.00%             3.09%              3.00%
          $100,000 to $249,999              2.50              2.56               2.50
          $250,000 to $499,999              1.50              1.52               1.50
          $500,000 to $999,999              1.00              1.01               1.00
          $1,000,000 and above           None              None               None

  The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined in the Securities Act. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  OTHER WAIVERS. Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, and (e) registered representatives and employees of Dealers, provided that purchases at NAV are permitted by such person's employer,
(f) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, (g) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and (h) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (e.g., mutual fund "supermarket" programs).

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, a Dealer or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are available for purchase:
(i) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (ii) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(iii) employees of an affiliate of the Distributor who participate in an employer-sponsored employee saving plan.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of any gain realized upon redemption. See "Distributions and Tax Information" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                     CONTINGENT DEFERRED
                                                            SALES
                                                    CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                 OF DOLLARS INVESTED OR
PAYMENT MADE                                         REDEMPTION PROCEEDS
--------------------------------------------------  ----------------------
First.............................................             5.0%
Second............................................             4.0
Third.............................................             3.0
Fourth............................................             2.0
Fifth.............................................             1.0
Sixth.............................................             1.0
Seventh...........................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  You must notify the Fund's Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER

FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

  BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

  SHORT-TERM DEBT RATINGS

  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

  Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

  BOND RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  COMMERCIAL PAPER RATINGS

  An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS...........................................................    2
  What are the Series' Risk Factors and Special Characteristics?..........    2
FUND EXPENSES.............................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
HOW THE FUND INVESTS......................................................    9
  Investment Objective and Policies.......................................    9
  Other Investments and Policies..........................................   14
  Investment Restrictions.................................................   15
HOW THE FUND IS MANAGED...................................................   15
  Manager.................................................................   15
  Distributor.............................................................   16
  Fee Waivers.............................................................   17
  Portfolio Transactions..................................................   17
  Custodian and Transfer and Dividend Disbursing Agent....................   17
  Year 2000...............................................................   18
HOW THE FUND VALUES ITS SHARES............................................   18
HOW THE FUND CALCULATES PERFORMANCE.......................................   18
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................   19
GENERAL INFORMATION.......................................................   21
  Description of Shares...................................................   21
  Additional Information..................................................   22
SHAREHOLDER GUIDE.........................................................   23
  How to Buy Shares of the Fund...........................................   23
  Alternative Purchase Plan...............................................   24
  How to Sell Your Shares.................................................   27
  Conversion Feature--Class B Shares......................................   30
  How to Exchange Your Shares.............................................   30
  Shareholder Services....................................................   32
DESCRIPTION OF SECURITY RATINGS...........................................  A-1

-------------------------------------------

MF146P

                                       Class A:    744313-30-5
                        CUSIP Nos.:    Class B:    744313-40-4
                                       Class C:    744313-80-0
                                       Class Z:    744313-87-5

                             Prudential California
                                 Municipal Fund
                                   PROSPECTUS

                                   [GRAPHIC]
                                OCTOBER 30, 1997
                             [REVISED JUNE 1, 1998]
                            CALIFORNIA INCOME SERIES

                                     [LOGO]